Exhibit 10.3

COMMON STOCK PURCHASE AGREEMENT

CORAUTUS GENETICS INC.

AND

PURCHASERS

JUNE 24, 2005

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the 24th day of June, 2005 by and among Corautus Genetics Inc., a Delaware corporation (the “Company”), and the persons or entities that execute a signature page hereof (each a “Purchaser” and collectively the “Purchasers”).

IN CONSIDERATION OF the premises and the mutual representations and warranties, agreements and covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers agree as follows:

ARTICLE 1

Definitions

1.1 Certain Defined Terms. For purposes of this Agreement, the following capitalized terms shall have the following respective meanings:

(a) “Claims and Losses” means, with respect to any Person, any and all claims, actions, suits, judgments, settlements, liabilities, losses, damages, awards, interest, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees) actually suffered or incurred by such Person.

(b) “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(c) “Company Disclosure Schedule” means the disclosure schedule of the Company attached hereto as Exhibit B.

(d) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e) “Material Adverse Effect” means, with respect to any Person, any circumstance, change or effect that: (i) is or is reasonably likely to be materially adverse to the business, assets, operations, results of operations, prospects, liabilities (including, without limitation, contingent liabilities) or the financial condition of such Person and its Subsidiaries, taken as a whole, or (ii) is or is reasonably likely to be materially adverse to the ability of such Person to consummate the transactions contemplated by this Agreement.

(f) “Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed a person under Section 13(d)(3) of the Exchange Act.

(g) “Preferred Stock” means the preferred stock, par value $0.001 per share, of the Company.

(h) “Prospectus” means a prospectus, including any amendment or supplement thereto, included in the Registration Statement at the time of its effectiveness.

(i) “Registration Statement” means a registration statement on Form S-3 or another appropriate form filed by the Company with the SEC covering the resale, from time to time, of the Shares by the Purchasers.

(j) “SEC” means the Securities and Exchange Commission.

(k) “SEC Reports” means (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, (ii) the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005, (iii) all proxy statements relating to the Company’s meetings of stockholders (whether annual or special) held since January 1, 2005, and (iv) all other forms, reports and other registration statements (other than the Quarterly Report on Form 10-Q not referred to in clause (ii) above) filed by the Company with the SEC since January 1, 2005.

(l) “Securities Act” means the Securities Act of 1933, as amended.

(m) “Shares” means shares of common stock of the Company.

(n) “Strategic Event” means any merger, consolidation or other business combination, sale of shares of capital stock, sale of assets, tender offer, exchange offer or similar transactions or series of transactions involving the Company or material development in the Company’s product approval that has not been publicly announced.

(o) “Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company or other entity, whether incorporated or unincorporated, of which such Person or any other Subsidiary of such Person (i) owns, directly or indirectly, fifty percent (50%) or more of the outstanding voting securities or equity interests, (ii) is entitled to elect at least a majority of the board of directors or similar governing body, or (iii) is a general partner, excluding such partnerships where such Person or any Subsidiary of such Person do not have a majority of the voting interests in such partnership.

(p) “Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted on its Trading Market, then a day on which trading occurs on the New York Stock Exchange (or any successor thereto), or (c) if trading ceases to occur on the New York Stock Exchange (or any successor thereto), any business day.

(q) “Trading Market” means the NASDAQ SmallCap Market.

1.2 Additional Definitions. The following capitalized terms have the meanings set forth in the Sections of this Agreement set forth below:

Definition	Location
“Agreement”	Preamble
“Closing”	3.1
“Closing Date”	3.1
“Company”	Preamble
“Company Indemnified Party”	7.3
“Notice”	8.1
“Per Share Price”	2.2
“Purchase Price”	2.3
“Purchaser” or “Purchasers”	Preamble
“Purchaser Indemnified Party”	7.2
“VGI”	4.1

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ARTICLE 2

Purchase and Sale of Common Stock

2.1 Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser, and each Purchaser will purchase from the Company, the number of Shares set forth opposite such Purchaser’s name on that Purchaser’s signature page hereof, as accepted by the Company. The maximum number of Shares issuable hereunder to all Purchasers is 2,105,264. Therefore, the Company reserves the right to accept a lesser number of Shares than as set forth opposite the Purchaser’s name on that Purchaser’s signature page and the Purchaser shall purchase such lesser number of Shares. The obligations of the Purchasers hereunder are several and not joint.

2.2 Purchase Price. The purchase price payable by each Purchaser for the Shares to be purchased hereunder (the “Purchase Price”) shall be equal to the number of Shares to be purchased by such Purchaser multiplied by $3.80 (the “Per Share Purchase Price”), as set forth opposite such Purchaser’s Name on that Purchaser’s signature page hereof and as accepted by the Company.

ARTICLE 3

Closing and Deliverables

3.1 The Closing. Subject to the terms and conditions of this Agreement, the closing of the purchase and sale of the Shares pursuant to Section 2.1 hereof (the “Closing”) will take place at the offices of McKenna Long & Aldridge LLP, 303 Peachtree Street, Suite 5300, Atlanta, Georgia 30308, on or before the fifteenth (15th) Trading Day following the obtainment of the condition set forth in Section 3.2(a)(ii) below, with the exact date to be set by the Company and notice thereof provided to the Purchasers; provided, however, the Company may schedule an alternative closing with respect to a particular Purchaser on such other date as the Company and such Purchaser may mutually agree but in any event not later than July 15, 2005. The date of the Closing is referred to herein as the “Closing Date.”

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3.2 Deliverables and Conditions to Closing.

(a) Conditions to the Company’s Obligations. The Company’s obligations to complete the purchase and sale of the Shares and to deliver the stock certificate(s) therefor to each Purchaser is subject to (i) receipt by the Company of immediately available funds in the full amount of the Purchase Price for the Shares being purchased hereunder as set forth opposite such Purchaser’s name on that Purchaser’s signature page hereof, and (ii) approval from the Trading Market to list the Shares on the Trading Market.

(b) Conditions to the Purchaser’s Obligations. Each Purchaser’s obligation to complete the purchase and sale of the Shares is subject to delivery by the Company to such Purchaser of (i) a certificate, dated as of the Closing Date, executed by a duly authorized officer of the Company, to the effect that the representations and warranties of the Company set forth in Article 4 below are accurate in all material respects as of the Closing Date and to the effect that the Company has fulfilled in all material respects those undertakings of the Company to be fulfilled on or prior to the Closing, (ii) instructions in the form of Exhibit A attached hereto to the Company’s transfer agent to deliver to such Purchaser one or more stock certificates issued in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser in writing, representing the number of Shares set forth opposite such Purchaser’s name on that Purchaser’s signature page hereof and (iii) approval from the Trading Market to list the Shares on the Trading Market.

ARTICLE 4

Representations, Warranties and Covenants of the Company

Except as set forth in the Company’s SEC Reports or on the corresponding sections of the Company Disclosure Schedule, or as specifically contemplated by this Agreement, the Company hereby represents and warrants to, and covenants with, each Purchaser as of the Closing Date as follows:

4.1 Organization and Qualification; Subsidiaries. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it is currently conducted. The Company is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a Material Adverse Effect. Other than Urogen Acquisition Corporation and Vascular Genetics Inc. (“VGI”), the Company does not own, of record or beneficially, any direct or indirect equity or other interest in any Subsidiary.

4.2 Authority, Enforcement and Validity. The Company has all necessary corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and (assuming due execution and delivery hereof by

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each other party hereto) this Agreement constitutes, or upon its execution shall constitute, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights and remedies generally, and (ii) the effect of general equitable principles, regardless of whether asserted in a proceeding in equity or at law.

4.3 Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock (of which Preferred Stock there are designated 40,000 shares of Series A Preferred Stock, 13,000 shares of Series B Preferred Stock, 17,000 shares of Series C Preferred Stock and 1,400,000 shares of Series D Preferred Stock). As of May 30, 2005, (a) 14,856,750 shares of Common Stock are issued and outstanding, (b) 3,692,415 shares of Common Stock are reserved for issuance pursuant to options granted pursuant to the Company’s 1995 Stock Plan, 1995 Directors Option Plan, 1999 Stock Plan, and 2002 Stock Plan, (c) 1,266,910 shares of Common Stock are reserved for issuance upon the exercise of outstanding warrants, (d) 2,000 shares of Series C Preferred Stock are issued and outstanding, (e) 1,385,377 shares of Series D Preferred Stock are issued and outstanding, (f) 1,302,039 shares of Common Stock are reserved for the Convertible Notes Payable from Boston Scientific Corporation, (h) 142,857 shares of Common Stock are reserved for issuance under the Company’s Employee Stock Purchase Plan, and (i) 34,624 shares of Common Stock are reserved for issuance to Pacific Management Services, Inc. pursuant to a settlement agreement relating to a facility formerly leased by the Company. Except as set forth in this Section 4.3, in the Company’s SEC Reports or in the Company Disclosure Schedule, there are no outstanding options, warrants, subscriptions, calls, convertible securities or other rights, agreements, arrangements or commitments relating to the capital stock of the Company or obligating the Company to issue or sell any shares of capital stock of, or any other equity interest in, the Company, excluding occasional grants of options to members of the Company’s Board of Directors for attendance at meetings pursuant to established policies.

4.4 Issuance of Shares. The Shares to be issued and sold pursuant to this Agreement have been duly and validly authorized by the Company, and, at the Closing, the Shares will have been duly and validly issued, fully paid and non-assessable, and the issuance of the Shares shall not be subject to preemptive or other similar rights, except for such rights that have been waived.

4.5 No Conflict. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby does not (a) violate, conflict with or result in the breach of any provision of its certificate of incorporation or by-laws, (b) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries, or (c) conflict with, result in any breach of, constitute a default under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, except for any such conflicts, violations, breaches, defaults or other occurrences that have not had, and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

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4.6 Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by the Company does not require any consent, approval, authorization or other order of, action by, filing with or notification to, any governmental authority other than (a) any approval of, filing with or notification to the Trading Market, including the approval of the listing of the Shares on such exchange, and (b) such registrations, filings and authorizations as may be required under applicable federal and state securities laws, including, without limitation, the Registration Statement and a declaration as to the effectiveness of such Registration Statement.

4.7 SEC Reports. The Company has filed all forms, reports and documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act during the twelve (12) months preceding the date of this Agreement. As of their respective filings dates, the Company’s SEC Reports (a) were prepared in accordance with either the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder, and (b) did not, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4.8 Financial Statements. Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Company’s SEC Reports was prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC), and each fairly presents, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries at the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which would not have had, and would not have, a Material Adverse Effect).

4.9 Absence of Certain Changes. Except as set forth in the Company’s SEC Reports or in Section 4.9 of the Company Disclosure Schedule, since the date of the balance sheet in the Company’s most recently filed SEC Report, the business of the Company has been conducted in the ordinary course, in a manner consistent with past practices and there has been no Material Adverse Effect.

4.10 Litigation. Except as set forth in the Company’s SEC Reports or in Section 4.10 of the Company Disclosure Schedule, there is no action, suit, proceeding, inquiry or investigation before any court, public board, government agency, self-regulatory agency or other body pending or, to the knowledge of the Company, threatened by or against the Company or either of its two Subsidiaries which has resulted or would reasonably be expected to have a Material Adverse Effect.

4.11 Disclosure. Except as set forth in Section 4.11 of the Company Disclosure Schedule, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information.

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4.12 Use of Proceeds. The Company intends to use the net proceeds from the sale of the Shares hereunder for the clinical trials being conducted and to be conducted by the Company.

4.13 Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, except where such noncompliance could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

4.14 Sarbanes-Oxley Act. The Company is in compliance with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder in effect as of the date of this Agreement, except where such noncompliance could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

4.15 Subsequent Placements. From the date hereof until the effective date of the Registration Statement, the Company will not, directly or indirectly, offer, sell, grant any option to purchase (other than to Boston Scientific Corporation and the Company’s officers, directors, and employees), or otherwise dispose of (or announce any offer, sale, grant or any option to purchase, or otherwise dispose of) any of its equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock.

4.16 Private Placement. Neither the Company nor any Person acting on the Company’s behalf has sold or offered to sell or solicited any offer to buy the Shares by means of any form of general solicitation or advertising. Neither the Company nor any of its affiliates nor any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Shares as contemplated hereby. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

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ARTICLE 5

Representations, Warranties and Covenants of Each Purchaser

Except as specifically contemplated by this Agreement, each Purchaser, severally and not jointly, hereby represents and warrants to, and covenants with, the Company as of the Closing Date as follows:

5.1 Organization. If the Purchaser is an entity, then such entity is duly organized, validly existing and in good standing under the laws of its state of organization and has all necessary power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it is currently conducted.

5.2 Authority, Enforcement and Validity. Such Purchaser has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by such Purchaser of this Agreement, the performance by such Purchaser of its obligations hereunder and the consummation by such Purchaser of the transactions contemplated hereby have been duly authorized by all requisite action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser, and (assuming due execution and delivery hereof by the Company) this Agreement constitutes, or upon its execution shall constitute, the legal, valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms, subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights and remedies generally, and (ii) the effect of general equitable principles, regardless of whether asserted in a proceeding in equity or at law.

5.3 Accredited Investor and Investment Experience. Such Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. In addition, such Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Shares.

5.4 Investment Intent. Such Purchaser is acquiring the Shares for its own account solely for the purpose of investment and not as a nominee or agent and not with a view to, or for offer or sale in connection with, any distribution thereof. Such Purchaser shall not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in accordance with the provisions of Article 6 of this Agreement.

5.5 Information and Risk.

(a) Such Purchaser has requested, received, reviewed and considered all information such Purchaser deems relevant in making an informed decision to purchase the Shares. Such Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with its management and also had an opportunity to ask questions of officers of the Company that were answered to such Purchaser’s satisfaction, provided that such inquiries do not impair the rights of such Purchaser to rely on the representations and warranties of the Company as set forth in Article 4.

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(b) Such Purchaser recognizes that an investment in the Shares involves a high degree of risk, including a risk of total loss of such Purchaser’s investment. Such Purchaser is able to bear the economic risk of holding the Shares for an indefinite period or complete loss of the investment, and has knowledge and experience in the financial and business matters such that it is capable of evaluating the risks of the investment in the Shares.

(c) Such Purchaser has, in connection with such Purchaser’s decision to purchase the Shares, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein and the SEC Reports, and such Purchaser has, with respect to all matters relating to this Agreement and the offer and sale of the Shares, relied solely upon the advice of such Purchaser’s own counsel and has not relied upon or consulted any counsel to the Company.

5.6 Disclosures to the Company. Such Purchaser understands that the Company is relying on the statements contained herein to establish an exemption from registration under applicable federal and state securities laws. Such Purchaser will promptly notify the Company of any changes in the information set forth in the Registration Statement or Prospectus regarding such Purchaser. For purposes of the requirements of state securities laws, such Purchaser represents that it is solely a resident of the state set forth opposite such Purchaser’s name on that Purchaser’s signature page hereof and that the offer and purchase of the Shares pursuant hereto has and will occur solely in such state.

5.7 Legends.

(a) Such Purchaser understands that, until such time as the Shares may be sold under an effective registration statement under the Securities Act, or an exemption under the Securities Act and applicable state securities laws, the Shares will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any other jurisdiction. These securities have been acquired for investment and not with a view to, or in connection with, the distribution thereof. The securities may not be offered, sold, pledged, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act and applicable state securities laws, unless sold pursuant to an exemption under the Securities Act and applicable state securities laws.”

(b) Such certificates shall not be required to contain such legend (i) following any sale of such Shares pursuant to Rule 144, or (ii) if such Shares are eligible for sale under Rule 144(k).

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5.8 Nature of Purchaser. Such Purchaser: (a) is not an affiliate (as such term is defined pursuant to Rule 12b-2 promulgated under the Exchange Act) of any other Purchaser; (b) is not constituted as a partnership, association, joint venture or any other type of joint entity with any other Purchaser; and (c) is in no way acting as a group (as such term is defined under Section 13(d) of the Exchange Act) with any other Purchaser. If at any time after the Closing Date such Purchaser becomes an affiliate (as defined herein) of any other Purchaser, such Purchaser will provide prompt written notice to the Company.

5.9 Disclosure. Except as set forth in Section 4.11 of the Company’s Disclosure Schedules, each Purchaser confirms that neither it nor any other Person acting on its behalf has received any information that constitutes or might constitute material, non-public information.

5.10 Brokers and Finders. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any Purchaser.

ARTICLE 6

Registration of the Shares; Compliance with the Securities Act

6.1 Registration Procedures and Expenses.

(a) Except for such times as the Company may be required to suspend the use of a prospectus forming a part of the Registration Statement, the Company will:

(1) as soon as practicable, but in no event later than sixty (60) days following the Closing Date, use commercially reasonable efforts to prepare and file with the SEC a Registration Statement;

(2) use commercially reasonable efforts to cause the Registration Statement to become effective under the Securities Act as soon as practicable, but in no event later than one hundred twenty (120) days after the Closing Date;

(3) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective until the earliest of (i) when all Shares can be sold pursuant to Rule 144(k) under the Securities Act, or (ii) such time as all Shares purchased by the Purchasers have been sold;

(4) so long as the Registration Statement is effective covering the resale of Shares owned by the Purchasers, furnish to the Purchasers with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such reasonable number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchasers; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchasers shall be subject to the receipt by the Company of reasonable assurances from the Purchasers that the Purchasers will comply with the applicable provisions of the Securities Act and of such other securities laws as may be applicable in connection with any use of such prospectuses;

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(5) use commercially reasonable efforts to file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchasers; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which the Company is not now so qualified or has not so consented; and

(6) bear all expenses in connection with the procedures in paragraphs (a) through (c) of this Section 6.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchasers, if any.

(b) In the event the Registration Statement is not declared effective by the SEC on or before the one hundred twentieth (120th) day after the Closing Date for a Purchaser, the Company shall pay to such Purchaser liquidated damages in a cash amount equal to one thirtieth of one percent (1/30 of 1%) of the Purchase Price paid by such Purchaser for each day after such one hundred twentieth (120th) day that the Registration Statement is not declared effective; provided, however, that such fees in the aggregate shall in no event exceed eight percent (8%) of the Purchase Price. Further, notwithstanding the foregoing, in no event shall liquidated damages be due hereunder if the Registration Statement is not declared effective due to a pending confidential treatment request submitted to the SEC by the Company. In such an instance, the Company shall have ten (10) Trading Days following the disposition of the confidential treatment request to have the Registration Statement declared effective without the accrual of liquidated damages.

(c) Notwithstanding any provision in this Agreement to the contrary, following the 30th Trading Day following the effective date of the Registration Statement, the Company’s obligations hereunder to keep a registration statement continuously in effect under the Securities Act shall be suspended (a “Suspension Period”) if, in the good faith judgment of the Company’s Board of Directors, it is advisable to suspend the use of the Prospectus included therein for a discrete period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes that public disclosure would be prejudicial to the Company or its stockholders; provided, that the Registration Statement shall be suspended for a total of no more than two times or for a period of more than twenty (20) days in any twelve (12) month period. Immediately after the end of any Suspension Period under this Section 6.1(c), the Company shall take all actions that may be reasonably necessary (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Purchasers to publicly resell their securities pursuant to such effective Registration Statement.

(d) Each Purchaser will promptly notify the Company of any changes in the information set forth in the Registration Statement or Prospectus regarding the Purchaser or its plan of distribution, attached hereto as Exhibit C.

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6.2 Restrictions on Transferability.

(a) Each Purchaser agrees that it will not effect any disposition of the Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities or Blue Sky laws, except as contemplated in the Registration Statement referred to in Section 6.1, or pursuant to Rule 144 of the Securities Act or pursuant to a written opinion of legal counsel reasonably satisfactory to the Company and addressed to the Company to the effect that registration is not required in connection with the proposed transfer; whereupon the holder of such securities shall be entitled to transfer such securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the securities transferred as above provided shall bear the appropriate restrictive legends set forth in Section 5.7.

(b) Each Purchaser hereby covenants that such Purchaser will not sell any Shares pursuant to said prospectus during the Suspension Period set forth under Section 6.1(c).

(c) None of the Shares shall be transferable except upon the conditions specified in this Article 6, which are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed transferee of the Shares held by such Purchaser to agree to take and hold such Shares subject to the provisions and upon the conditions specified in this Article 6 if and to the extent that such Shares continue to be restricted securities in the hands of the transferee.

6.3 Termination of Conditions and Obligations. The conditions precedent imposed by Section 6.2 above regarding the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the date on which the Purchaser may sell without volume limitations all such Shares then held by the Purchaser without registration by reason of Rule 144 or any other rule of similar effect.

ARTICLE 7

Indemnification

7.1 Survival of Representations and Warranties. The representations, warranties, covenants, agreements and indemnities of the Company and each Purchaser contained in this Agreement shall survive the Closing Date and remain in full force and effect until the first anniversary of the Closing Date.

7.2 Indemnification by the Company. The Company shall indemnify, defend and hold harmless each Purchaser, the officers, directors, partners, members and each Person, if any, who controls any Purchaser within the meaning of Section 15 of the Securities Act (each, a “Purchaser Indemnified Party”) from and against any and all Claims and Losses actually suffered or incurred by such Purchaser Indemnified Parties arising out of or resulting from (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus, or in any amendments or supplements thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (b)

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the breach by the Company of any of its representations or warranties in this Agreement; provided, however, the foregoing indemnities shall not apply to any Claims and Losses arising out of or resulting from (x) any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company by any Purchaser Indemnified Party, or (y) the breach by any Purchaser of any if its representations or warranties or the failure of any Purchaser to comply with any of the covenants and agreements in this Agreement, or (z) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to a Purchaser prior to the pertinent sale or sales by the Purchaser.

7.3 Indemnification by each Purchaser. Each Purchaser shall severally indemnify, defend and hold harmless the Company, its directors and officers, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act (each, a “Company Indemnified Party”) from and against any and all Claims and Losses actually suffered or incurred by such Company Indemnified Parties arising out of or resulting from (a) any untrue statement of a material fact contained in the Registration Statement or Prospectus, or in any amendments or supplements thereto, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading based upon information furnished to the Company by such Purchaser, (b) the breach by such Purchaser of any if its representations or warranties in this Agreement, or (c) the failure of such Purchaser to comply with any of the covenants and agreements in Section 6.1(d) or 6.2 of this Agreement; provided, however, the foregoing indemnities shall not apply to any Claims and Losses arising out of or resulting from the breach by the Company of any if its representations or warranties or the failure of the Company to comply with any of the covenants and agreements in this Agreement.

7.4 Limitations for Indemnification. In no event shall the Company be required to indemnify any Purchaser, and its Purchaser Indemnified Parties, hereunder in excess of an amount equal to the aggregate Purchase Price paid by such Purchaser to the Company on the Closing Date. In no event shall any Purchaser be required to indemnify the Company, and its Company Indemnified Parties, hereunder in excess of an amount equal to the aggregate Purchase Price paid by such Purchaser to the Company on the Closing Date.

7.5 Procedures for Indemnification. An indemnified party hereunder shall notify the indemnifying party, in writing, of any claim for indemnification, specifying in reasonable detail the nature of the Claims and Losses and, if known, the amount or an estimate of the amount of the Claims and Losses. In the event of a claim by any third party, or if there is any claim against a third party available by virtue of the circumstances of the Claims and Losses, the indemnifying party may assume the defense or the prosecution thereof by prompt written notice to indemnified party including the employment of counsel or accountants, at its cost and expense; provided, however, if the defendants in any such action include both the indemnifying party and the indemnified party and such parties shall have reasonable concluded that there may be a conflict between the positions of such parties in conducting the defense of any such action, the indemnified party shall have the right to select separate legal counsel to assume such defense and otherwise participate in such action at the indemnifying party’s expense. The indemnified party shall have the right to employ counsel separate from counsel employed by the indemnifying party in any such action and to participate therein, but the fees and expenses of such counsel employed by the indemnified party shall be at its expense. The indemnifying party shall not be

13

liable for any settlement of any such Claims and Losses effected without its prior written consent, which shall not be unreasonably withheld; provided that if the indemnifying party does not assume the defense or prosecution of a third-party claim as provided above within thirty (30) days after notice thereof from the indemnified party, the indemnified party may settle such claim without the indemnifying party’s consent. The indemnifying party shall not agree to a settlement of any Claims and Losses which provides for any relief other than the payment of monetary damages or which could have a material precedential impact or effect on the business or financial condition of the indemnified party without the indemnified party’s prior written consent. Whether or not the indemnifying party chooses to so defend or prosecute such claim, both parties shall cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials and appeals, as may be reasonably requested in connection therewith.

ARTICLE 8

Notices

8.1 Notices Generally. Any notice, request, demand, instruction or other document to be given hereunder (a “Notice”) by any party hereto to another party hereto shall be in writing and sent by facsimile or delivered personally or sent by registered or certified mail (including by overnight courier or express mail service), postage or fees prepaid, and addressed as set forth in this Article 8 below. Any Notice sent by facsimile shall be deemed to have been duly given to the party to whom it is sent upon written confirmation of receipt, provided that a copy of such fax is delivered personally or mailed to the recipient within one business day of the date of the fax, in the manner herein provided. Any Notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party or the office of such party. Any Notice which is delivered by overnight courier in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed on the second business day after deposit with such overnight courier. Any Notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is so placed in the mail or, if earlier, the time of actual receipt.

8.2 Notices to the Company. All Notices to the Company shall be addressed to the following addresses or at such other address or addresses as may have been previously furnished to each Purchaser by Notice in accordance with this Article 8:

Corautus Genetics Inc.
75 Fifth Street, NW, Suite 313
Atlanta, GA 30308
Attention: Chief Executive Officer

14

With a copy to:
McKenna Long & Aldridge LLP
303 Peachtree Street, Suite 5300
Atlanta, GA 30308
Attention: Robert E. Tritt, Esq.

8.3 Notices to each Purchaser. All Notices to any Purchaser shall be addressed to the address for such Purchaser set forth on that Purchaser’s signature page hereof, or at such other address or addresses as may have been previously furnished to the Company by Notice in accordance with this Article 8.

ARTICLE 9

General Provisions

9.1 Governing Law and Venue. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASERS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

9.2 Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Shares.

15

9.3 Entire Agreement. This Agreement (including the Exhibits, which are incorporated herein) constitutes the entire agreement between the Company and the Purchasers and supersedes any prior understanding or agreement among them respecting the subject matter hereof. Except as specifically set forth herein, neither the Company nor the Purchasers make any representation, warrant, covenant or undertaking with respect to such matters.

9.4 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by authorized representatives of the Company and each Purchaser.

9.5 No Waiver. No waiver of any provision hereof will be valid or binding on a party hereto unless such waiver is in writing and signed by or on behalf such party. The delay or failure of any party to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such party thereafter to enforce such provisions.

9.6 Severability. In case any one or more of the provisions contained in this Agreement should be found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect against any party, such invalidity, illegality, or unenforceability shall only apply to such party in the specific jurisdiction where such judgment shall be made, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, except that this Agreement shall not be reformed in any way that will deny to any party the essential benefits of this Agreement, unless such party waives in writing its rights to such benefits.

9.7 Successors and Assigns. The terms, conditions and obligations of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

9.8 Headings. Article, Section and other headings contained in this Agreement are inserted for convenience only and shall not be construed to define, interpret, describe or limit the scope, extent or intent of this Agreement or any provision hereof

9.9 Counterparts and Facsimile. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

9.10 Replacement of Securities. If any certificate or instrument evidencing any securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity and surety bond, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities.

16

9.11 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser represents that it has been represented by its own separate legal counsel in its review and negotiations of this Agreement.

<Signatures on Following Pages>

17

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: Consult and Assist State of Residence: Number of Shares of Common Stock Purchased (at $3.80 per Share): 263,158 Aggregate Purchase Price: $1,000,000.00

SIGNATURE:

By:	/s/ George Lingenbrink
Name:	George Lingenbrink
Title:	President

ACCEPTED AND AGREED AS TO 263,158 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

A-1

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER: Print Name: Richard Doan State of Residence: California Number of Shares of Common Stock Purchased (at $3.80 per Share): 53,000 Aggregate Purchase Price: $201,400.00

SIGNATURE:

By:	/s/ Richard Doan
Name:	Richard Doan
Title:	Owner

ACCEPTED AND AGREED AS TO 53,000 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER: Print Name: Charles A. Dunn State of Residence: Washington Number of Shares of Common Stock Purchased (at $3.80 per Share): 60,000 Aggregate Purchase Price: $228,000.00

SIGNATURE:

By:	/s/ Charles A. Dunn
Name:	Charles A. Dunn
Title:

ACCEPTED AND AGREED AS TO 60,000 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER: Print Name: Dykmans Trust dtd 3/22/85 State of Residence: California Number of Shares of Common Stock Purchased (at $3.80 per Share): 55,000 Aggregate Purchase Price: $209,000.00

SIGNATURE:

By:	/s/ Max Dykmans
Name:	Max Dykmans
Title:	Trustee

ACCEPTED AND AGREED AS TO 55,000 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER: Print Name: Arthur E. Engel Trust of 1988 State of Residence: California Number of Shares of Common Stock Purchased (at $3.80 per Share): 78,948 Aggregate Purchase Price: $300,002.40
SIGNATURE:

By:	/s/ Arthur E. Engel
Name:	Arthur E. Engel
Title:	Trustee

ACCEPTED AND AGREED AS TO 78,948 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER: Print Name: Herbert Engel State of Residence: California Number of Shares of Common Stock Purchased (at $3.80 per Share): 25,000 Aggregate Purchase Price: $95,000.00
SIGNATURE:

By:	/s/ Herbert Engel
Name:	Herbert Engel
Title:

ACCEPTED AND AGREED AS TO 25,000 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: Fine Particle Technology Corp.

State of Residence: California

Number of Shares of Common Stock Purchased (at $3.80 per Share): 65,789

Aggregate Purchase Price: $250,000.00

SIGNATURE:

By:	/s/ Jose Luis Andreu
Name:	Jose Luis Andreu
Title:	President

ACCEPTED AND AGREED AS TO 65,789 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: John J. Gorman

State of Residence: Texas

Number of Shares of Common Stock Purchased (at $3.80 per Share): 200,000

Aggregate Purchase Price: $760,000.00

SIGNATURE:

By:	/s/ John J. Gorman
Name:	John J. Gorman
Title:

ACCEPTED AND AGREED AS TO 200,000 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: Iroquois Master Fund Ltd.

State of Residence: New York
Number of Shares of Common Stock Purchased (at $3.80 per Share): 789,474

Aggregate Purchase Price: $3,000,000.00

SIGNATURE:

By:	/s/ Joshua Silverman
Name:	Joshua Silverman
Title:	Authorized Signatory

ACCEPTED AND AGREED AS TO 789,474 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: Lippman Living Trust

State of Residence: California

Number of Shares of Common Stock Purchased (at $3.80 per Share): 25,000

Aggregate Purchase Price: $95,000.00

SIGNATURE:

By:	/s/ William D. Lippman
Name:	William D. Lippman
Title:	Trustee

ACCEPTED AND AGREED AS TO 25,000 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: Rancho Vista Del Mar

State of Residence: California

Number of Shares of Common Stock Purchased (at $3.80 per Share): 65,790

Aggregate Purchase Price: $250,002.00

SIGNATURE:

By:	/s/ David Wick
Name:	David Wick
Title:	Agent

ACCEPTED AND AGREED AS TO 65,790 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: Veronica Santa Maria

State of Residence: California

Number of Shares of Common Stock Purchased (at $3.80 per Share): 15,000

Aggregate Purchase Price: $57,000.00

SIGNATURE:

By:	/s/ Veronica Santa Maria
Name:	Veronica Santa Maria
Title:

ACCEPTED AND AGREED AS TO 15,000 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: Schottenfeld Qualified Associates, LP

State of Residence: New York

Number of Shares of Common Stock Purchased (at $3.80 per Share): 200,000

Aggregate Purchase Price: $760,000.00

SIGNATURE:

By:	/s/ Richard Schottenfeld
Name:	Richard Schottenfeld
Title:	Managing Member

ACCEPTED AND AGREED AS TO 200,000 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: Jonathan D. Schwartz

State of Residence: California

Number of Shares of Common Stock Purchased (at $3.80 per Share): 15,000

Aggregate Purchase Price: $57,000.00

SIGNATURE:

By:	/s/ Jonathan D. Schwartz
Name:	Jonathan D. Schwartz
Title:

ACCEPTED AND AGREED AS TO 15,000 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: Charles E. Seay

State of Residence: Texas

Number of Shares of Common Stock Purchased (at $3.80 per Share): 50,000

Aggregate Purchase Price: $190,000.00

SIGNATURE:

By:	/s/ Charles E. Seay
Name:	Charles E. Seay
Title:

ACCEPTED AND AGREED AS TO 50,000 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: Robert J. Seiler

State of Residence: California

Number of Shares of Common Stock Purchased (at $3.80 per Share): 65,000

Aggregate Purchase Price: $247,000.00

SIGNATURE:

By:	/s/ Robert J. Seiler
Name:	Robert J. Seiler
Title:

ACCEPTED AND AGREED AS TO 65,000 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: Fred L. Smith

State of Residence: California

Number of Shares of Common Stock Purchased (at $3.80 per Share): 131,579

Aggregate Purchase Price: $500,000.00

SIGNATURE:

By:	/s/ Fred L. Smith
Name:	Fred L. Smith
Title:

ACCEPTED AND AGREED AS TO 131,579 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: The Walters Group

State of Residence: Nevada

Number of Shares of Common Stock Purchased (at $3.80 per Share): 394,737

Aggregate Purchase Price: $1,500,000.60

SIGNATURE:

By:	/s/ William T. Walters
Name:	William T. Walters
Title:	General Partner

ACCEPTED AND AGREED AS TO 394,737 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: Waypoint Partners LP

State of Residence: California

Number of Shares of Common Stock Purchased (at $3.80 per Share): 30,000

Aggregate Purchase Price: $114,000.00

SIGNATURE:

By:	/s/ David Baratta
Name:	David Baratta
Title:	Sole Member of General Partner

ACCEPTED AND AGREED AS TO 30,000 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: David Wick

State of Residence: California

Number of Shares of Common Stock Purchased (at $3.80 per Share): 31,580

Aggregate Purchase Price: $120,004.00

SIGNATURE:

By:	/s/ David Wick
Name:	David Wick
Title:	Individual

ACCEPTED AND AGREED AS TO 31,580 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

Print Name: BIB, LLC

State of Residence: California

Number of Shares of Common Stock Purchased (at $3.80 per Share): 26,000

Aggregate Purchase Price: $98,000.00

SIGNATURE:

By:	/s/ Bo Wiley
Name:	Bo Wiley
Title:	Manager

ACCEPTED AND AGREED AS TO 26,000 SHARES:

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto, Chief Executive Officer

Exhibit A

Form of Instruction to Transfer Agent

                    , 200

Mr. William Garza

US Stock Transfer Corporation

1745 Gardena Avenue

Glendale, CA 91204

Dear Mr. Garza,

Please accept this letter as authorization to issue one certificate to                              for                      shares of common stock, par value $0.001 per share, of Corautus Genetics Inc. (“Corautus”), and so record such issuance on the stock register. The certificate shall be dated             , 200    . In addition, please affix the following legend on the certificate:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO AN EXEMPTION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

Finally, please deliver the new certificate to the stockholder’s address of record, which is as follows:

___________________________

___________________________

___________________________

Thank you for your attention in this matter. Should you have any questions, please do not hesitate to contact me.

Sincerely,

Jack Callicutt
Vice President- Finance and Administration

cc:	Richard E. Otto, Chief Executive Officer

EXHIBIT B

COMPANY DISCLOSURE SCHEDULE

4.11	Certain material, non public information related to a potential investment by Boston Scientific Corporation in the Company and related transactions (including certain modifications to milestones associated with funding under the Loan Agreement between the Company and Boston Scientific Corporation and reduction in the percentage of sales proceeds which Company receives from Boston Scientific Corporation pursuant to the Company’s Distribution Agreement with Boston Scientific Corporation) has been provided to the Purchasers pursuant to non-disclosure agreements.

B-1

EXHIBIT C

PLAN OF DISTRIBUTION

The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

C-1

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.

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